Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 (File No. 333-112892) of our report dated March 30, 2005, relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and subsidiaries, which appears in such Registration Statement.  We also consent to the use in this Registration Statement on  Form   N-4 of our report dated April14, 2005, relating to the financial statements of The Protective Variable Annuity Separate Account, which appears in such Registration Statement.  We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm,” in such Registration Statement.

PricewaterhouseCoopers LLP

Birmingham, Alabama

April 19, 2005